Exhibit 99.12

Tiedemann Group and Alvarium Investments Complete Business Combination with Cartesian Growth Corporation

– Alvarium Tiedemann Holdings to Commence Trading on NASDAQ Under Ticker “ALTI” on January 4, 2023 –

NEW YORK, NY, January 3, 2023 – Tiedemann Group (“Tiedemann”), Alvarium Investments Limited (“Alvarium”) and Cartesian Growth Corporation (“Cartesian”) (NASDAQ: GLBL) announced today that they have completed their previously announced business combination (the “Business Combination”). The Business Combination was approved at an extraordinary general meeting of stockholders of Cartesian on November 17, 2022, and closed today, January 3, 2023. The combined company now operates as Alvarium Tiedemann Holdings, Inc. (“Alvarium Tiedemann” or “AlTi”) and its Class A common shares and warrants will begin trading on NASDAQ under the ticker symbols “ALTI” and “ALTIW,” respectively, starting tomorrow, January 4, 2023.

“We’ve established a truly distinctive, global wealth and asset management firm with a breadth of international capabilities and access to an entrepreneurial network. Today marks our next chapter,” said Michael Tiedemann, Chief Executive Officer of Alvarium Tiedemann. “AlTi has a remarkable Board of Directors and leadership team to steward this new phase of growth. In 2023, we plan to capitalize on the opportunity to provide our clients and partners with best-in-class financial advisory services, access to alternative investment opportunities and a leading impact investing offering. Thank you to all of our stakeholders as well as the Cartesian team for their unwavering support and exceptional effort over this past year.”

Peter Yu, Chairman and Chief Executive Officer of Cartesian said, “We are pleased to complete the business combination and are excited to introduce Alvarium Tiedemann’s differentiated platform and offering to the public markets. AlTi serves a large and growing market and has the global ecosystem to provide truly customized independent advisory services and compelling investment opportunities aligned with changing client needs.”

About Alvarium Tiedemann

AlTi is a leading independent global wealth and asset manager providing entrepreneurs, multi-generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. AlTi’s comprehensive offering is underscored by a commitment to impact or values-aligned investing and generating a net positive impact through its business activities. The firm currently manages or advises on approximately $60 billion in combined assets and has an expansive network with over 400 professionals across four continents. For more information, please visit us at www.Alti-global.com.

Forward-Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tiedemann, Alvarium, or Cartesian’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include (i) the inability to recognize the anticipated benefits of the business combination; (ii) the inability to maintain the listing of AlTi’s shares on Nasdaq following the business combination; (iii) costs related to the business combination; (iv) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (v) AlTi’s ability to manage growth and execute business plans and meet projections; (vi) potential litigation involving AlTi, Cartesian, Tiedemann, or Alvarium; (vii) changes in applicable laws or regulations, particularly with respect to wealth management and asset management; (viii) general economic and market conditions impacting demand for AlTi’s services, and in particular economic and market conditions in the financial services industry in the markets in which AlTi operates; and (ix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in Cartesian’s or AlTi’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. None of AlTi, Cartesian, Tiedemann, and Alvarium undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of AlTi, Cartesian, Tiedemann, or Alvarium gives any assurance that any of AlTi, Cartesian, Tiedemann, or Alvarium, will achieve expectations.

Contacts

Media:

Prosek Partners

Ben Shapiro

Pro-AlTi@prosek.com

Investors:

Prosek Partners

Alex Jorgensen

AlTi@prosek.com

2